Exhibit 10.2

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Amendment # 1
To Media Supply Agreement (the “Amendment”)
     Seagate Technology International (“Seagate”), Komag USA (Malaysia) Sdn. (“Komag Malaysia”) and Komag, Incorporated (“Komag, Inc.” and with Komag Malaysia collectively “Supplier”) entered into a Media Supply Agreement dated as of July 4, 2005 (“Agreement”). Seagate and Supplier desire to amend the Agreement as described in this Amendment.

Seagate Technology International

Signature:	▶/s/ David A. Wickersham

Print Name:	David A. Wickersham

Title:	President & COO

Date:	February 23, 2007

Address for Notices to Seagate:	Attn: Corporate Contracts Mailstop SV15A2 c/o Seagate Technology LLC 920 Disc Drive Scotts Valley, CA 95066 USA

Phone No.:	831-439-7646

Fax No.	831-438-7132

Underlying Agreement #:	31036

Amendment Agreement #:	60115

Effective Date:	January 15, 2007

Komag USA (Malaysia) Sdn.

Signature:	▶/s/ Oung Kheng Huat

Print Name:	Oung Kheng Huat

Title:	Vice President & Managing Director

Date:	February 23, 2007

Address for Notices to Supplier:	Attn: Vice President & Managing Director Komag USA Malaysia Sdn. Bayan Lepas Free Industrial Zone Phase III 11900 Penang Malaysia

Phone No.:	(604) 6439-449

Fax No.	(604) 8506-125

Komag, Incorporated

Signature:	/s/ Tim Harris

Print Name:	Tim Harris

Title:	Chief Executive Officer

Date:	February 23, 2007

Address for Notices to Supplier:	Komag, Incorporated 1710 Automation Parkway San Jose, CA 95131 Attn: Chief Financial Officer

Phone No.:	(408) 576-2000

Fax No.	(408) 944-9234
          Concurrently herewith, Maxtor Corporation (“Maxtor”), an indirect subsidiary of Seagate, and Supplier are terminating a Business Agreement between them dated as of October 6, 2003, as amended (the “Maxtor Agreement”), which pre-dated Seagate’s acquisition of Maxtor.
          In consideration of the mutual obligations set forth in this Amendment and other valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:
     1. Definitions. Capitalized terms used in this Amendment will have the meanings given to them in the Agreement, unless otherwise defined.
     2. Line Fallout. Section 9.3 of the Agreement is hereby replaced by the following:
     “9.3 Line Fallout. The parties will work together on an ongoing basis to determine the cause of any defects in Products that fail Seagate’s drive testing which Seagate determines are not due to its assembly or disassembly process. Komag will provide a credit to Seagate based on the performance and RTV guidelines set forth in Exhibit H.”
     3. Termination for Convenience. Section 14.3 of the Agreement is hereby replaced in its entirety with:
     “14.3 Termination for Convenience. Either party may terminate this Agreement for any reason by providing [****] prior written notice to the other. If Komag terminates for convenience, then Komag must, as a condition thereof, repay to Seagate the total amount of the Prepayment that remains unpaid (under Exhibit G, Section 4) as of the date of termination within [****] days after the termination date.”
     4. Volume Commitment. Exhibit G Section 1 of the Agreement is hereby replaced in its entirety with :
“1. Volume Commitment. Komag agrees to supply Seagate with a minimum [****] unit Product volume per Quarter beginning the first calendar quarter of 2007 (“CQ107”) through the end of Agreement term. Komag Product must meet all qualification requirements, specifications and quality standards. Beginning second calendar quarter of 2007 (“CQ207”) Komag total supply commitment to Seagate must be [****] capable and qualified by Seagate.”
     5. Pricing. Exhibit G Section 3 of the Agreement is hereby replaced in its entirety by the following:
     “3. Longitudinal and Perpendicular Magnetic Recording Pricing. The Committed Volume must be Product that meets Seagate’s specifications and be capable of use in Seagate’s perpendicular and longitudinal recording media applications. Pricing for specified Seagate products is set in part and will be determined in part, in accordance with the following not to exceed pricing matrix:

Seagate
Product	CQ1’07	CQ2’07	CQ3’07	CQ4’07	CQ1’08	CQ2’08	CQ3’08	CQ4’08	CQ1’09	CQ2’09
Name
[****]	[****]

[****]	[****]

[****]	[****] à

[****]	[****] à
Pricing after CQ107 to be negotiated.

à [****] and [****] pricing is based on an aggregate volume for both product types of [****] in CQ1’07.
Both longitudinal and perpendicular pricing will be subject to normal cost reductions under Section 2.2 of the Agreement. [****]
     6. Prepayments.
          (a) Under the Maxtor Agreement, Maxtor advanced to Supplier, as a prepayment for product purchases, the amount of [****], to be repaid to Maxtor by means of a per disk credit on purchases. As of the effective date of this Amendment, [****] of this Maxtor prepayment has been repaid, leaving the amount of [****] remaining owing to Maxtor.
          (b) As of the effective date of this Amendment, [****] of the [****] prepayment by Seagate to Komag to secure the Committed Volume, advanced under Exhibit G Section 2 of the Agreement, has been repaid, leaving the amount of [****] remaining due to Seagate.
          (c) In consideration of these prepayments to Komag by Maxtor and Seagate in the total sum of [****], (collectively, the “Prepayments”) and for the purpose of making the purchasing relationships with Komag more efficient and consolidating the repayment of the Prepayments for the benefit of both parties, the parties hereby amend Exhibit G Section 4 of the Agreement by replacing the first sentence thereof with the following:
“Beginning on January 15, 2007, Komag will pay [****] to Seagate by means of a [****] credit for each unit of Product over [****] units in a given quarter (“Payback”). Komag will update, and publish to Seagate, a Payback Amortization Tracking Schedule upon each quarter ending disbursement. If Seagate terminates this Agreement for cause under Section 14.4 or 14.5, then Komag will repay to Seagate in full the total amount of the Prepayment that remains unpaid as of the date of termination within [****] days after the termination date.”
(d)	The parties hereby ratify and confirm that the balance of Exhibit G Section 4 will remain in full force and effect in accordance with its terms.

     7. Other Changes
          (a) Section 6.1 of the Agreement is hereby replaced in its entirety with:
     “6.1. Forecasts. Seagate will provide forecasts to Komag from time to time as agreed between the parties. Seagate’s forecasts are not binding on Seagate.”
          (b) Section 6.2 of the Agreement is hereby replaced in its entirety with:
     “6.2. Capacity Planning. Komag will provide a written notice to Seagate within [****] working days after receiving Seagate’s forecasts regarding whether Komag can meet Seagate’s forecasts. Komag will notify Seagate immediately if it is unable to meet any forecast. Komag will procure and maintain all necessary equipment, personnel, facilities, and other materials required to manufacture Products according to the Specifications in volumes sufficient to meet Seagate’s forecasts, up to the mutually- agreed volumes specified by this Agreement.”
          (c) Section 13.1 of the Agreement is hereby replaced in its entirety with:
     “13.1 Limitation of Amount of Liability. Except for Komag’s liability for the Prepayments, and the liability of either party for wrongful use or disclosure of the other party’s intellectual property, indemnification, or willful or reckless misconduct, Seagate will not be liable to Komag, and Komag will not be liable to Seagate, regardless of the basis of liability or the form of action, [****]”
          (d) Section 13.2 of the Agreement is hereby replaced in its entirety with:
     “13.2 Limitation of Type of Liability. Seagate will not be liable to Komag, and Komag will not be liable to Seagate, for any consequential, incidental, indirect, special, economic, or punitive damages, or any lost profits or lost revenues, even if it has been advised of the possibility of such damages. The parties acknowledge that Seagate’s costs for recalling and returning products for a product recall caused by Komag are, without limitation, recoverable direct damages.”
          (e) Section 17.3 is hereby replaced in its entirety with:
     “17.3 Assignment. Unless permitted by this Section, neither party may assign this Agreement in whole or in part without the consent of the other party. A party will not unreasonably withhold its consent to a request for assignment. Subject to Seagate’s right to terminate below, either party may assign this Agreement, without the need for consent, pursuant to a sale of all or substantially all of its assets, a merger, corporate reorganization of corporate form, or change of control (a “Change of Control”). Komag will give Seagate notice of an impending Change of Control as soon as feasible (subject to confidentiality and other requirements). If Komag undergoes a Change of Control Seagate will have the right to terminate this Agreement on written notice to Komag, which notice shall be effective, at Seagate’s option, either immediately upon the closing of the transaction that results in the Change of Control, or on such later date as set forth in the notice. If and to the extent this Agreement continues for any period of time following the effective date of such Change of Control, Komag agrees that it will (i) allow Seagate representatives reasonable access to Komag’s manufacturing facilities to permit Seagate to monitor and protect its interests under the Agreement and (ii) ensure that Seagate’s intellectual property, Specifications, product roadmap and other Confidential Information will not be disclosed to any third party without Seagate’s prior written consent. No such termination by Seagate shall be deemed a material breach of the Agreement by either party. If Seagate elects to terminate this Agreement as aforesaid, then Komag or its successor will pay to Seagate in full the total amount of the Prepayment that remains unpaid as of the date of termination, within 90 days after the termination date.”
     8. Pre-production Pricing. Preproduction pricing will not exceed [****] for all AlMg standard form factors, including LMR and PMR technologies. Standard form factors include [****]. Any requirement(s) which deviates from AlMg standard form factor may be negotiated in good faith.
     9 Capacity Flexibility. The parties will cooperate to achieve the capacity flexibility described in Exhibit I.
     10 Dispute Resolution. Seagate and Supplier will resolve any dispute, controversy, or claim arising out of or relating to this Amendment in the manner set forth for dispute resolutions between Seagate and Supplier in the Agreement. Each dispute resolution section of the Agreement is specifically incorporated by reference as part of this Amendment.
     11 Full Force and Effect. Except as specifically modified or amended by the terms of this Amendment, the Agreement and all provisions contained in it are, and will continue, in full force and effect and are ratified and confirmed.
     12 Authorization. Each of the signers certifies that he or she is duly authorized to execute this Amendment.
     13 Miscellaneous. This Amendment is binding upon Seagate and Supplier and each of their successors and assigns. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one Amendment. The laws of the State of California, without regard to its conflicts of laws rules, will govern this Amendment, as well as all disputes arising under this Amendment or the underlying Agreement. This Amendment, including the matters incorporated by reference into it, is the entire agreement between Seagate and Supplier regarding its subject matter.

NEW EXHIBIT H
PERFORMANCE AND RTV GUIDELINES

Komag Media RTV Guidelines
The following represents current Komag – Seagate Media Return to Vendor (RTV) process guidelines. These guidelines are subject to modification, and expansion, if agreed upon by both parties. The parties agree that for each of the [****] below, for any new product, the parties will need to complete an initial failure analysis review before agreeing to the applicable benchmarks for such new product.
[****]

NEW EXHIBIT I
CAPACITY FLEXIBILITY
•	Komag shall use reasonable commercial efforts to meet increased media requests from Seagate.

•	Komag shall use reasonable commercial efforts to supply at [****] discs per quarter upon [****] leadtime from the date of Seagate request.